UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2009

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-7797 (Commission File Number)	52-0551284 (IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-3.1: BY-LAWS AS AMENDED AND RESTATED
EX-99.1: PRESS RELEASE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Addition of New Independent Director; Resignation of Francis J. Van Kirk
     On April 2, 2009, PHH Corporation (“PHH”, the “Company”, “we” or “us”) issued a press release announcing the appointment on March 30, 2009 of James O. Egan as a Class I Director and the resignation on March 30, 2009 of Francis J. Van Kirk as a member of Class I of the Board of Directors, as a member and as Chairman of the Audit Committee of the Board of Directors, and as a member of the Finance and Risk Management Committee of the Board of Directors. Mr. Egan was also appointed as a member and as Chairman of the Audit Committee of the Board of Directors and as a member of the Finance and Risk Management Committee of the Board of Directors. The full text of the press release is attached to this Current Report on Form 8-K (“Form 8-K”) as Exhibit 99.1 and is incorporated herein by reference in its entirety.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 30, 2009, the Board of Directors of the Company approved the amendment and restatement of the Company’s By-Laws (as so amended and restated, the “amended By-Laws”). The amendments effected pursuant to the amended By-Laws include, among others, the following:
•	Annual Meeting. The amended By-Laws provide that the annual meeting of stockholders shall be held on a date and at the time and place as set by the Board of Directors rather than specifying the date on which the annual meeting of stockholders is to be held.

•	Special Meeting. The amended By-Laws clarify the information that a stockholder must include in his or her notice to the Company in order to call a special meeting of stockholders and make certain other changes to take into account changes in the federal proxy rules regarding electronic delivery.

•	Notice of Meetings; Waiver of Notice. The amended By-Laws clarify the content of the notice to be given by the Company and explain that only the business indicated in the Company’s notice of special meeting shall be acted upon at a special meeting.

•	Conduct of Business and Voting. The amended By-Laws clarify that the Chairman of the Board or the President of the Company shall act as the chairman of any meeting of stockholders and shall have the power to appoint one or more inspectors of election.

•	Advance Notice Provisions for Election of Directors. The amended By-Laws expand the information required to be provided by a stockholder submitting a nomination for the election of directors, including information pertaining to persons controlling, or acting in concert with, such stockholder and information about any hedging activities engaged in by them. These amendments will apply to meetings of stockholders held after the 2009 Annual Meeting of Stockholders.

•	Advance Notice Provision for Business to be Transacted at Annual Meeting. The amended By-Laws expand the information to be provided by the stockholder submitting a notice to the Company for business to be transacted at an annual meeting, including information pertaining to persons controlling, or acting in concert with, such stockholder and information about any hedging activities engaged in by them. These amendments will apply to meetings of stockholders held after the 2009 Annual Meeting of Stockholders.

•	Committees. The amended By-Laws clarify that the Board of Directors may appoint, at any time and from time to time, from its members one or more committees composed of one or more directors, rather than requiring the Board of Directors to create certain specified committees, and may delegate to any such committee any of the powers of the Board of Directors, except for certain enumerated powers.

•	Controller. The amended By-Laws eliminate the description of the office of Controller as an office separate from the office of vice president.

•	Certificates for Stock. The amended By-Laws clarify that the Company’s stock certificates can be signed by appropriate officers of the Company as required by applicable law rather than limiting the signatories to specified officers of the Company.
     The foregoing description of the amendments effected by the amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the amended By-Laws, which are attached to this Form 8-K as Exhibit 3.1 hereto and are incorporated herein by reference in their entirety.
Item 8.01 Other Events.
     2009 Annual Meeting of Stockholders
     PHH also announced in its press release on April 2, 2009 that it will conduct its 2009 Annual Meeting of Stockholders at the Company’s headquarters in Mt. Laurel, New Jersey at 10:00 a.m., Eastern time on June 10, 2009. Only stockholders of record as of the close of business on April 22, 2009, will be entitled to notice of and to vote at the meeting. The full text of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.
Forward-Looking Statements
Statements in this Form 8-K and the exhibits hereto that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described in our filings with the SEC pursuant to the Exchange Act under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports, and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.
Important Information/ Solicitation Participants Legend
PHH Corporation will file a proxy statement in connection with its 2009 Annual Meeting of Stockholders and advises its stockholders to read that proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of that proxy statement and other documents (when available) that PHH files with the Securities and Exchange Commission at the Commission’s website at www.sec.gov. That proxy statement and these other documents will also be available free of charge by directing a request to PHH Corporation, Attn: Investor Relations, 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054 or visiting PHH’s website at www.phh.com under the “Investor Relations” tab.
PHH, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from PHH’s stockholders in connection with the 2009 Annual Meeting of Stockholders. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in PHH’s proxy statement filed on April 29, 2008 for the 2008 Annual Meeting of Stockholders and, with respect to Mr. Egan, on his Initial Statement of Beneficial Ownership on Form 3 when filed with the Securities and Exchange Commission. To the extent that holdings of PHH securities on the part of its directors and named executive officers have changed since the date of that proxy statement or, with respect to Mr. Egan, following the filing of his Initial Statement of Beneficial Ownership on Form 3, those changes have been or will be reflected on Statements of Changes in Ownership on Form 4 filed with the Securities and Exchange Commission. More current information regarding the interests of the directors and named executive officers of PHH will be contained in the proxy statement referred to in the preceding paragraph.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

3.1	By-Laws of PHH Corporation (as amended and restated through March 30, 2009)

99.1	Press Release dated April 2, 2009.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel & Secretary

Dated: April 2, 2009